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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated January 13, 1999 included in National Health Realty, Inc.'s form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.




                                               ARTHUR ANDERSEN LLP


Nashville, Tennessee
July 8, 1999